EARNINGS CALL 4th Quarter 2022 JANUARY 25, 2023

Forward-Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding our expectations with regard to our business, financial and operating results, future economic performance and dividends. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s subsequent Quarterly Reports on Form 10-Q, each as filed with the Securities and Exchange Commission; the potential adverse effects of unusual and infrequently occurring events such as the COVID-19 pandemic and any governmental or societal responses thereto; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; the impact on financial markets from geopolitical conflicts such as the war between Russia and Ukraine; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities, including expansion through acquisitions; additional regulatory requirements resulting from our continued growth; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this press release to reflect new information, future events or otherwise. Non-GAAP Financial Measures This presentation contains both financial measures based on GAAP and non-GAAP based financial measures, which are used where management believes them to be helpful in understanding the Company’s results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the Company’s press release as of and for the quarter ended December 31, 2022. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 2

# 4th Quarter 2022 | Financial Highlights

| Earnings & Profitability | Q4-22 | Q3-22 | Q4-21 |
|---|---|---|---|
| Earnings per Share | $2.67 | $2.42 | $2.32 |
| Net Income | $293.0 | $264.0 | $246.0 |
| Net Revenue | $701.2 | $663.9 | $561.0 |
| Pre Provision Net Revenue[1] | $367.8 | $358.1 | $323.2 |
| Net Interest Margin | 3.98% | 3.78% | 3.33% |
| Efficiency Ratio[1] | 46.9% | 45.5% | 41.8% |
| ROAA | 1.67% | 1.53% | 1.69% |
| ROTCE[1] | 27.0% | 24.9% | 25.8% |
| **Balance Sheet & Capital** | | | |
| Total Loans | $51,862 | $52,201 | $39,075 |
| Total Deposits | $53,644 | $55,589 | $47,612 |
| CET1 Ratio | 9.3% | 8.7% | 9.1% |
| TCE Ratio[1] | 6.5% | 5.9% | 7.3% |
| Tangible Book Value per Share[1] | $40.25 | $37.16 | $37.84 |
| **Asset Quality** | | | |
| Provision for Credit losses | $3.1 | $28.5 | $13.2 |
| Net Charge-Offs (Recoveries) | $1.8 | $(1.9) | $1.4 |
| Net Charge-Offs (Recoveries) /Avg. Loans | 0.01% | (0.02)% | 0.02% |
| Total Loan ACL/Funded HFI Loans[3] | 0.69% | 0.68% | 0.74% |
| NPAs[2]/Total Assets | 0.14% | 0.15% | 0.15% |

Dollars in millions, except EPS

## Highlights

**Net Income**
$293.0 million

**EPS**
$2.67

**PPNR[1]**
Q4: $367.8 million
**14% YoY**

**ROTCE / (ex. AOCI)[1]**
27.0% / 23.1%

**Loan Growth**
Q4: $(0.3) billion
**28% YoY[4]**

**Deposit Growth**
Q4: $(1.9) billion
**13% YoY**

**Tangible Book Value PER SHARE[1]**
$40.25
**6% YoY**

**NPAs[2]/ Total Assets**
0.14%

Western Alliance Bancorporation®

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.
2) Nonperforming assets includes nonaccrual loans and repossessed assets.
3) Ratio includes an allowance for credit losses of $21.9 million as of December 31, 2022 related to a $12.0 billion pool of loans covered under 5 separate credit linked notes.
4) YoY loan growth excludes Early Buyout loans that were transferred from HFS to HFI during 2022, with a balance of $1.9 billion at December 31, 2022.

3

Annual Consolidated Financial Results 4 1 2 4 Dollars in millions, except EPS 2022 Highlights 1) Refer to slide 2 for further discussion of Non-GAAP financial measures. 2) Gain on Sale margin represents spread as of the interest rate lock commitment date. 5 2022 2021 Interest Income $2,691.8 $1,658.7 Interest Expense (475.5) (109.9) Net Interest Income $2,216.3) $1,548.8 Mortgage Banking Related Income 234.9) $309.9 Other 89.7) 94.3 Non-Interest Income $324.6) $404.2 Net Revenue $2,540.9) $1,953.0 Salaries and Employee Benefits (539.5) (466.7) Deposit Costs (165.8) (29.8) Other (451.4) (354.9) Non-Interest Expense $ (1,156.7) $ (851.4) Pre-Provision Net Revenue1 $1,384.2) $1,101.6) (Provision for) Recovery of Credit Losses (68.1) 21.4) Pre-Tax Income $1,316.1) $1,123.0) Income Tax (258.8) (223.8) Net Income $1,057.3) $899.2) Dividends on Preferred Stock (12.8) (3.5) Net Income Available to Common Stockholders $1,044.5) $895.7) Diluted Shares 107.6) 103.3) Earnings Per Share $9.70) $8.67) 1 4 5 2 3 3 Net Interest Income increased $667.5 million, primarily from interest income on loan growth and higher loan yields • Partially offset by increased interest expense from deposits, short-term borrowings, and Credit Linked Note issuances during the year Non-Interest Income decrease driven by Mortgage Banking Related Income • $47.2 billion loan production in 2022 (76% purchase / 24% refinance), down 18% compared to 2021 • Gain on Sale margin of 17 bps in 2022, compared to 41 bps in 2021 Salaries and Employee Benefits increased $72.8 million, due to increased headcount and full year compensation costs for AMH employees Provision for Credit Losses of $68.1 million, primarily due to continued economic uncertainty and loan growth during the year Income Tax of $258.8 million, due to growth in taxable income

# Quarterly Income Statement

| | Q4-22 | | Q3-22 | Q4-21 |
|---|---|---|---|---|
| Interest Income | $888.3 | | $739.4 | $483.3 |
| Interest Expense | (248.6) | | (137.3) | (32.7) |
| **Net Interest Income** | **$639.7** | 1 | **$602.1** | **$450.6** |
| Mortgage Banking Related Income | 46.8 | | 37.5 | $75.5 |
| Other | 14.7 | | 24.3 | 34.9 |
| **Non-Interest Income** | **$61.5** | 2 | **$61.8** | **$110.4** |
| **Net Revenue** | **$701.2** | | **$663.9** | **$561.0** |
| Salaries and Employee Benefits | (125.7) | 3 | (136.5) | (120.6) |
| Deposit Costs | (82.2) | 4 | (56.2) | (9.1) |
| Other | (125.5) | | (113.1) | (108.1) |
| **Non-Interest Expense** | **$(333.4)** | | **$(305.8)** | **$(237.8)** |
| **Pre-Provision Net Revenue[1]** | **$367.8** | | **$358.1** | **$323.2** |
| (Provision for) Credit Losses | (3.1) | 5 | (28.5) | (13.2) |
| **Pre-Tax Income** | **$364.7** | | **$329.6** | **$310.0** |
| Income Tax | (71.7) | | (65.6) | (64.0) |
| **Net Income** | **$293.0** | | **$264.0** | **$246.0** |
| Dividends on Preferred Stock | (3.2) | | (3.2) | (3.5) |
| **Net Income Available to Common Stockholders** | **$289.8** | | **$260.8** | **$242.5** |
| **Diluted Shares** | **108.4** | | **107.9** | **104.5** |
| **Earnings Per Share** | **$2.67** | | **$2.42** | **$2.32** |

Dollars in millions, except EPS

## Q4 2022 Highlights

1 **Net Interest Income increased $37.6 million,** primarily from expanding NIM

2 **Non-Interest Income decreased $0.3 million,** driven by the following:

- $9.2 million MTM loss, primarily on loan transfers to HFS that were subsequently sold

Mortgage Banking Metrics

- $8.3 billion mortgage loan production in Q4 (88% purchase / 12% refinance), down 29% compared to Q3 and 55% to Q4 2021
- $8.0 billion interest rate lock commitment volume in Q4, down 27% compared to Q3 and 55% to Q4 2021
- Gain on Sale margin[2] of 19 bps in Q4, compared to 17 bps in Q3
- $70.8 billion in servicing portfolio UPB

3 **Salaries and benefits decreased $10.8 million,** primarily related to severance and other non-recurring compensation expenses in Q3-2022 and lower incentive compensation during the quarter

4 **Deposit costs increased $26.0 million,** primarily related to higher earnings credits rates

5 **Provision for Credit Losses of $3.1 million,** primarily due to continued economic uncertainty, partially offset by a decline in loan balances due to risk-weighted asset optimization

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.
2) Gain on Sale margin represents spread as of the interest rate lock commitment date.

Western Alliance Bancorporation®

5

Total Investments and Yield Interest Bearing Deposits and Cost Loans and HFI Yield Deposits, Borrowings & Cost of Liability Funding Net Interest Drivers 6 • Loan yields increased 86 bps due to a higher rate environment • Yield on Loans Held for Sale of 5.63% increased from 4.87% in Q3 • Investment yields increased 79 bps, primarily related to floating-rate securities • Cost of interest-bearing deposits increased 94 bps, and total cost of funds increased 69 bps to 1.57% due to higher costs on deposits and borrowings $26.3 $28.6 $30.0 $30.7 $33.9 $21.3 $23.5 $23.7 $24.9 $19.7 $2.4 $1.7 $6.1 $7.2 $7.2 0.25% 0.27% 0.38% 0.88% 1.57% Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 $26.3 $28.6 $30.0 $30.7 $33.9 0.20% 0.21% 0.37% 1.03% 1.97% Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 $7.5 $8.3 $8.8 $8.6 $8.8 2.51% 2.77% 2.94% 3.66% 4.45% Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Non-Interest Bearing Deposits Total Borrowings Q4 2022 Highlights $39.1 $41.1 $48.6 $52.2 $51.9 $1.2 4.03% 3.98% 4.19% 4.84% 5.70% Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Loans Loans, HFS $5.6 $4.8 Interest Bearing DepositsInterest Bearing Deposits Dollars in billions, unless otherwise indicated Total Investments $2.8 $2.2 Spot Rate 4.56% Spot Rate 6.26% Spot Rate 2.21% Spot Rate 1.88%

$36.6 $39.6 $45.7 $50.2 $52.2 $9.2 $6.5 $4.3 $4.0 $2.7 $7.6 $7.7 $8.7 $8.7 $8.5 $1.3 $2.0 $1.6 $1.2 $1.3 3.57% 3.58% 3.91% 4.62% 5.50% $54.7 $55.8 $60.3 $64.1 $64.7 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 $450.6 $449.5 $525.0 $602.1 $639.7 3.33% 3.32% 3.54% 3.78% 3.98% Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Net Interest Income 7 • Net Interest Income increased $37.6 million, or 6.2%, over prior quarter primarily due to the increasing rate environment • Average Earning Assets grew $582 million, or 0.9%, over prior quarter • NIM increased 20 bps, driven by higher yields on interest earning assets Net Interest Income and Net Interest Margin Average Earning Assets & Average Yield Net Interest Income Net Interest Margin Q4 2022 Highlights Dollars in millions Dollars in billions Cash & Other Securities Loans Held for Sale Loans Average Yield 14% 2%2% 13% 4% 81% 14% 6% 78% 17% 67% 2%

Net Interest Income Sensitivity 8 • WAL expects a 3.1% increase in NII under a +100 bps rate shock on a static balance sheet • 52% of loans (ex-HFS) are contractually variable ($27.1 billion) • 73% of variable rate loans have rate floors • Moderate NII sensitivity, driven primarily by balance sheet movement rather than changes in the rate environment NII Sensitivity – Shock Scenario, -100 bps NII Sensitivity – Shock Scenario, +100 bps 3.1% >20% 12 months Static Balance Sheet Growth Balance Sheet -3.0% >10% 12 months Static Balance Sheet Growth Balance Sheet 1 1 1) For illustrative purposes only and not intended as guidance. Q4 2022 Highlights

Expenses and Efficiency1 9 • Efficiency ratio1 increased 140 bps to 46.9% compared to the prior quarter and 510 bps from the same period last year • Higher efficiency ratio1 was driven primarily by an increase in deposit costs • Deposit costs increased $26.0 million from the prior quarter primarily related to higher earnings credit rates • Earnings Credit-related deposit balances of $12.9 billion (~62% associated with non-interest bearing accounts) • Efficiency ratio1 adjusted to reclassify deposit costs as interest expense was 40.0% in Q4, compared to 40.5% in Q3 Dollars in millions Q4 2022 Highlights 1) Refer to slide 2 for further discussion of Non-GAAP financial measures. $237.8 $248.6 $268.9 $305.8 $333.4 41.8% 44.1% 42.8% 45.5% 46.9% 40.4% 43.1% 41.1% 40.5% 40.0% Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Non-Interest Expenses and Efficiency Ratio Breakdown of Non-Interest Expenses Non-Interest Expenses Efficiency Ratio Other Operating Expenses Deposit Costs Salaries & Employee Benefits $108.1 $101.0 $111.8 $113.1 $125.5 $120.6 $138.3 $139.0 $136.5 $125.7 $9.1 $9.3 $18.1 $56.2 $82.2 $237.8 $248.6 $268.9 $305.8 $333.4 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Adj. Efficiency Ratio

Pre-Provision Net Revenue1, ROTCE1, and ROA 10 • PPNR1 increased $9.7 million from the prior quarter and $44.6 million, or 13.8%, from the same period last year • ROTCE (ex-AOCI) 1 was 23.1% for the quarter, up from 22.3% during the prior quarter • ROA increased 14 bps from the prior quarter and decreased 2 bps from the same period last year PPNR, ROTCE & ROA Dollars in millions $323.2 $307.2 $351.1 $358.1 $367.8 $246.0 $240.1 $260.2 $264.0 $293.0 25.8% 23.9% 25.6% 24.9% 27.0% 1.69% 1.64% 1.62% 1.53% 1.67% Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 PPNR Net Income ROTCE ROA Q4 2022 Highlights 1) Refer to slide 2 for further discussion of Non-GAAP financial measures.

# Consolidated Balance Sheet

| | Q4-22 | Q3-22 | Q4-21 |
|---|---|---|---|
| Investments & Cash | $9,803 | $10,213 | $8,057 |
| Loans, HFS | 1,184 | 2,204 | 5,635 |
| Loans HFI, net | 51,862 [1] | 52,201 | 39,075 |
| Allowance for Loan Losses | (310) | (304) | (253) |
| Mortgage Servicing Rights | 1,148 | 1,044 | 698 |
| Goodwill and Intangibles | 680 | 682 | 635 |
| Other Assets | 3,367 | 3,125 | 2,136 |
| **Total Assets** | **$67,734** | **$69,165** | **$55,983** |
| Deposits | $53,644 [2] | $55,589 | $47,612 |
| Borrowings | 7,192 [3] | 7,208 | 2,398 |
| Other Liabilities | 1,542 | 1,347 | 1,010 |
| **Total Liabilities** | **$62,378** | **$64,144** | **$51,020** |
| Shareholders' Equity | $5,356 [4] | $5,021 | $4,963 |
| **Total Liabilities and Equity** | **$67,734** | **$69,165** | **$55,983** |
| **Tangible Book Value Per Common Share[1]** | **$40.25** [5] | **$37.16** | **$37.84** |

Dollars in millions, except per share data

## Q4 2022 Highlights

1. **Loans decreased $339 million, or 0.6%**, and increased $10.9 billion, or 27.9%, over prior year[2]

2. **Deposits decreased $1.9 billion, or 3.5%**, and increased $6.0 billion, or 12.7%, over prior year
   - Average deposits declined by $295 million from Q3-22
   - Quarter-to-date 2023 average total deposits $2.4 billion higher from year-end, or 14% greater than the same period last year

3. **Borrowings decreased $16 million** over prior quarter primarily from a decrease in short term borrowings, offset by issuance of $95 million in Credit Linked Notes on residential loan portfolio

4. **Shareholders' Equity increased $335 million** as a function of net income and a reduction in unrealized losses on AFS securities recorded in AOCI, offset by dividends

5. **Tangible Book Value/Share[1] increased $3.09, or 8.3%,** over prior quarter and increased $2.41, or 6.4%, over prior year

Western Alliance Bancorporation®

1) Refer to slide 2 for further discussion of Non-GAAP financial measures.
2) YoY loan growth excludes EBO loans that were transferred from HFS to HFI during 2022, with a balance of $1.9 billion at December 31, 2022.

11

Five Quarter Loan Growth and Composition 12 $10.91 Billion Year-Over-Year Growth Quarter-over-quarter loan decline of $339 million driven by (in millions): CRE, Non-OO $651 Construction & Land 392 Residential & Consumer 256 Offset by decrease in: C&I (1,608) CRE, OO (30) Total $(339) Year-over-year loan growth of $10.91 billion driven by (in millions): Residential & Consumer $4,787 CRE, Non-OO 2,793 C&I 2,413 Construction & Land 990 Offset by decrease in: CRE, OO (80) Total $10,903 $18.3 $17.9 $20.8 $22.3 $20.7 $1.9 $1.8 $1.8 $1.8 $1.8 $6.5 $6.8 $7.8 $8.7 $9.4$3.0 $3.3 $3.2 $3.6 $4.0$9.3 $11.3 $15.0 $15.8 $16.0 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Residential & Consumer Construction & Land CRE, Non-Owner Occupied CRE, Owner Occupied Commercial & Industrial Dollars in billions, unless otherwise indicated Total Loans, HFI $39.1 $41.1 $48.6 $52.2 $51.9 Qtr. Change +$4.3 +$2.0 +$5.5 2 +$3.6 -$(0.3) 23.9% 7.7% 16.7% 4.9% 46.8% 39.9% 3.5% 18.1% 7.7% 30.8%30.2% 6.9% 16.6% 3.5% 42.8% 1) Loan growth excludes EBO loans that were transferred from HFS to HFI during 2022, with a balance of $1.9 billion at December 31, 2022. 2) Loan growth excludes $1.9 billion of EBO loans that were transferred from HFS to HFI during Q2-2022 Q4 2022 Highlights

Loan Portfolio Optimization 13 Quarter-over-quarter loan decline of $339 million driven by (in millions): Residential $260 Regional Banking 696 National Business Lines (1,295) Warehouse Lending 36 Equity Fund Resources (1,390) Hotel Franchise Finance 315 Tech & Innovation 140 Corporate Finance (438) Other 42 Total ($339) Q4 2022 Highlights Municipal & Nonprofit 3% Tech & Innovation 4% Other C&I 14% CRE, Owner Occupied 3% CRE, Non- Owner Occupied 11% Hotel Franchise Finance 8% Warehouse Lending 11% Residential 31% Equity Fund Resources 7% C&D 8% • Risk-Weighted Asset optimization • Contributed to declines in Equity Fund Resources and Corporate Finance balances • 53% of loans in low-to-no-loss categories • ~68% of 3-year growth in low-to-no-loss categories • 27% of portfolio credit protected Borrower Type Focused on enhanced risk-adjusted portfolio returns and risk-weighted asset management, leading to improved capital efficiency $51.9 Bn 3-Year Sources of Loan Growth (Q1-20 – Q4-22) 28% Regional Banking 41% National Business Lines 31% Residential Q4-22 Summary Division Composition 45% Residential 11% EFR 12% Warehouse Lending 16% Other NBLs 16% Regional Banking

$21.4 $23.5 $23.7 $24.9 $19.7 $6.9 $8.3 $8.4 $8.4 $9.5 $17.3 $18.5 $19.0 $19.2 $19.4 $2.0 $1.8 $2.6 $3.1 $5.0 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 CDs Savings and MMDA Interest Bearing DDA Non-Interest Bearing DDA Five Quarter Deposit Growth and Composition 14 $6.0 Billion Year-Over-Year Growth Quarter-over-quarter deposit decline of $1.9 billion driven by (in millions): CDs $1,938 Interest Bearing DDA 1,157 Savings and MMDA 195 Offset by decrease in: Non-Interest Bearing DDA (5,235) Total $(1,945) Year-over-year deposit growth of $6.0 billion driven by (in millions): CDs $2,993 Interest Bearing DDA 2,583 Savings and MMDA 2,118 Offset by decrease in: Non-Interest Bearing DDA (1,662) Total $6,032 Dollars in billions, unless otherwise indicated Total Deposits $47.6 $52.1 $53.7 $55.6 $53.6 Qtr. Change +$2.3 +$4.5 +$1.6 +$1.9 -$(1.9) 4.3% 36.3% 14.5% 44.9% 36.8% 17.7% 36.2% 9.3% 5.6% 34.6% 15.0% 44.8% Q4 2022 Highlights

# Diversified Deposit Franchise

## Deposit Base



9%
18%
37%
36%
Nonint. Bearing DDA
MMDA & Savings
Interest Bearing DDA
CDs
~40% of NIB DDA is ECR-related

## Deposit Composition



Regions
Mtg WH
Tech & Innov.
HOA
Sttlmt Svcs
Bus. Escrow Svcs
Other
1%
12%
6%
39%
12%
14%
16%

## Net Deposit Growth Drivers



$55.6
($3.2)
$0.3
$0.7
$0.2
$53.6
3Q22
Mtg WH
HOA
Sttlmt Svcs
Other
4Q22

Dollars in billions, unless otherwise indicated

## Q4 2022 Highlights

- **$53.6 billion in total deposits**, down $1.9 billion from prior quarter
- **Mortgage Warehouse** balances declined $3.2 billion, due to seasonal, year-end trends
  - Quarter-to-date 2023 average deposits >$2 billion higher from year-end, or 15%, greater than the same period last year
- **Scalable national funding channels**, such as **Settlement Services** and **HOA**, grew by $683 million and $293 million, respectively, over prior quarter
- **37%** of total deposits are noninterest-bearing
  - ~40% of which are Earnings Credit Rate-related
  - 65% of noninterest-bearing change was due to short-term, seasonal decline in Mortgage Warehouse balances that are expected to return

Western Alliance Bancorporation®
15

$331 $350 $317 $312 $351 0.85% 0.85% 0.65% 0.60% 0.68% Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 $12 $12 $12 $11 $11 $73 $91 $85 $90 $85 $216 $262 $249 $284 $297 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Asset Quality 16 • Total Classified Assets of $393 million (58 bps to Total Assets) increased $8 million in Q4 • Non-Performing Loans + OREO of $96 million (14 bps to Total Assets) decreased by $5 million in Q4 • Borrowers remain stable, liquid and supported • Special Mention loans of $351 million (68 bps to Funded Loans) increased 8 bps as a percentage to Funded Loans • Over last 5+ years, less than 1% of Special Mention loans have migrated to loss Special Mention Loans Dollars in millions Classified Assets Special Mention Loans Asset Quality Ratios OREO Non-Performing Loans Classified Accruing Assets $301 $365 $346 $385 SM / Funded Loans 0.54% 0.60% 0.52% 0.56% 0.58% 0.15% 0.17% 0.15% 0.15% 0.14% Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Classified Assets / Total Assets Non-Performing Loans + OREO / Total Assets Q4 2022 Highlights $393

# Credit Losses and ACL Ratios

## Allowance for Credit Losses


$37
$5
$252
$43
$3
$258
$54
$3
$273
$52
$4
$304
$47
$5
$310
Q4-21
Q1-22
Q2-22
Q3-22
Q4-22
Allowance for Loan & Lease Losses
Unfunded Loan Commits.[1]
HTM Securities

## Gross Charge-offs and Recoveries


Gross Charge Offs
Recoveries
$3.9
($2.5)
$2.6
($2.4)
$2.4
($1.0)
$2.1
($4.0)
$2.2
($0.4)
Q4-21
Q1-22
Q2-22
Q3-22
Q4-22

## Loan ACL Adequacy Ratios[2]


397%
331%
385%
396%
420%
0.74%
0.73%
0.68%
0.68%
0.69%
Q4-21
Q1-22
Q2-22
Q3-22
Q4-22
Total Loan ACL / Non-Performing Loans
Total Loan ACL / Funded Loans[3]

Dollars in millions

# Q4 2022 Highlights

- **Provision expense of $3.1 million**, driven by changes in the economic environment
- Total Loan ACL / Funded Loans increased to 0.69% in Q4 as a result of heightened economic uncertainty
  - **Total Loan ACL / Funded Loans less loans covered by credit linked notes is 0.89%**
- **Net charge-offs of $1.8 million, 1 bp**, compared to net recoveries $(1.9) million, (2) bps, in Q3
- **27% of loan portfolio is now credit protected**, consisting of government guaranteed, CLN protected, and cash secured assets
  - **23% of portfolio covered by meaningful first loss protection from credit linked note issuances[4]**

1) Included as a component of other liabilities on the balance sheet.
2) Total Loan ACL includes allowance for unfunded commitments.
3) Ratio includes an allowance for credit losses of $21.9 million as of December 31, 2022 related to a $12.0 billion pool of loans covered under 5 separate credit linked notes.
4) As of December 31, 2022, CLNs cover a substantial portion of Equity Fund Resources ($1.6 billion), Residential ($9.7 billion) and Warehouse Lending ($689 million) loans outstanding.

Western Alliance Bancorporation®
17

# Conservative, Economically Resilient Portfolio Positioning

## Specialized underwriting expertise and conservative sector allocations position portfolio to withstand economic uncertainty

### Insured (27%)

Credit protected, government guaranteed and cash-secured

- 19% **Residential**
- 3% **Equity Fund Resources**
- 1% **Warehouse Lending**
- 4% **Early Buyout ("EBO") Resi. & Other Government-Guaranteed or Cash-Secured Assets**

**Avg Loss Rate: 0.00%**
**Max Loss Rate: 0.00%**

### Resistant (27%)

Historically low-to-no-loss loan categories

- 9% **Warehouse Lending**
  - Includes Core WH Lending, Note Financing, MSR financing
- 8% **Residential**
  - Low LTVs; DQs significantly below national percentages
- 4% **Equity Fund Resources**
  - Capital Call & Subscription LOCs
  - Underwrite LPs behind private funds
- 3% **Municipal / Public Finance**
- 2% **CRE – Industrial & Medical**
- 1% **HOA**
  - Extremely low LTVs; lien in front of homeowner's first mortgage

**Avg Loss Rate: 0.00%**
**Max Loss Rate: 0.10%**

### Resilient (33%)

Limited uncovered collateral risk, underwriting expertise, and strong counterparties

- 7% **Regional CRE – Investor**
- 6% **Regional C&I**
- 6% **Hotel Franchise Finance (ex-Central Business District)**
- 3% **Regional CRE - Owner Occupied**
- 2% **Corporate Finance**
- 2% **Lot Banking**
- 7% **Specialized NBLs**
  - **Gaming** – Off-strip, middle market gaming companies and tribal gaming enterprises
  - **Resort** – Timeshare resort developers; hypothecation of consumer receivables
  - **Other NBLs**

**Avg Loss Rate: 0.02%**
**Max Loss Rate: 0.16%**

### More Sensitive (13%)

Categories more directly correlated to economic growth

- 6% **Construction (ex-Lot Banking)**
  - Focused on note-on-note financing and Built-to-Rent developments
- 4% **Tech & Innovation**
  - Established tech firms with operating and financial flexibility, validated product, path to profitability
- 2% **Hotel Franchise Finance (CBD only)**
  - Large, sophisticated hotel sponsors who operate >25 hotels
  - 90% operate >10 properties with top franchisor flags
- 1% **Small Business, CRA-Related, and Consumer**

**Avg Loss Rate: 0.05%**
**Max Loss Rate: 0.71%**

Note: Average and maximum loss rates are quarterly annualized and from the period of Q1 2014 – Q4 2022.

Western Alliance Bancorporation®
18

0.00% 0.30% 0.60% 0.90% 1.20% Annualized Net Charge-Offs (Q1-14 to Q4-22) Max Average Demonstrated Conservative Credit Culture 19 Deliberate business transformation emphasizing underwriting specialization and diversification strategy, has produced sustained superior asset quality with reduced dispersion in realized credit losses Note: Peers compare 32 publicly traded banks headquartered in the U.S. with total assets between $25B and $150B, excluding target banks of pending acquisitions, as of September 30, 2022; Source: S&P Global Market Intelligence Peer Group Maximum Average Minimum Amount Bank Amount Amount Bank Average 39 bps Peer 32 15 bps 1 bp WAL Max 525 bps Peer 32 79 bps 13 bps WAL 5.25% 3.00%

Capital Accumulation 20 Regulatory Capital Levels • Continue to exceed “well-capitalized” levels • CET1 at 9.3% Tangible Common Equity / Tangible Assets1 • TCE / TA increased 60 bps from the prior quarter to 6.5% due to tempered asset growth and AOCI gain impact Capital Accretion • Robust improvement in capital levels over prior quarter, resulting from strategic capital management • RWA optimization levers raised CET1 by 20 bps quarter-over-quarter • Loans HFS reduction • HFI portfolio optimization • CLN transaction Robust Common Capital Levels Regulatory Capital 9.1% 9.0% 9.0% 8.7% 9.3% 7.3% 6.7% 6.1% 5.9% 6.5% Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 CET1 Ratio TCE/TA1 Q4 2022 Highlights 1) Refer to slide 2 for further discussion of Non-GAAP financial measures Total RBC RatioTier 1 RatioLeverage Ratio 7.8% 8.0% 7.6% 7.5% 7.8% 9.9% 9.8% 9.7% 9.3% 10.0% 12.3% 12.0% 11.9% 11.4% 12.1% Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 CET1 Ratio Q3-22 Net Income to Common Common Dividends Q4-22OtherHFS & HFI Contraction CLN RWA Optimization ~

411% 461% 95% 125% 2013 2014 2015 2016 2017 2018 2019 2020 2021 MRQ 21 Tangible Book Value per Share1 • TBVPS increased $3.09 to $40.25 from prior quarter due to strong, organic capital accretion and improvement in AOCI • Increased 6.4% year-over-year • Increased 8.3% quarter-over-quarter, non-annualized • 19.9% CAGR since year end 2013 • TBVPS has increased more than 4.3x that of peers • Quarterly common stock cash dividend of $0.36 per share Long-Term Growth in TBV per Share1 1) Refer to slide 2 for further discussion of Non-GAAP financial measures 2) MRQ is Q4-22 for WAL and Q3-22 for WAL Peers Note: Peers consist of 32 major exchange traded US banks with total assets between $25B and $150B as of September 30, 2022, excluding target banks of pending acquisitions; S&P Global Market Intelligence. WAL WAL with Dividends Added Back Peer Avg Peer Avg with Dividends Added Back 2 Tangible Book Value Growth Q4 2022 Highlights

Management Outlook Balance Sheet Growth Net Interest Margin Net Interest Income Adjusted Efficiency Pre-Provision Net Revenue Net Charge-Offs Capital 22

Questions & Answers

Appendix

# Business Transformation

**Deliberate business transformation emphasizes underwriting specialization and diversification strategy, which sustains superior asset quality**

Characteristics

| Loan Portfolio: 2010 | Loan Portfolio: Q4 2022 |
|---|---|
| • Community banking focused<br>• Nevada concentrated<br>• Local business C&I and HNW developers | • National, specialized commercial bank<br>• Regional footprint<br>• Specialized C&I and institutional sponsor-backed developers |

Composition



Other
4%
C&D
10%
Other C&I
20%
Residential
11%
Warehouse
Lending
1%
Hotel
2%
$4.2 Bn
CRE,
Owner
Occupied
28%
CRE, Non-Owner
Occupied
24%



Municipal
& Nonprofit
3%
C&D
8%
Tech &
Innovation
4%
Equity Fund
Resources
7%
Other C&I
14%
CRE, Owner
Occupied
3%
$51.9 Bn
CRE, Non-
Owner
Occupied
11%
Residential
31%
Warehouse
Lending
11%
Hotel
Franchise
Finance
8%

**27% of Loans Credit Protected**

Geography



NV
40.4%
CA
21.9%
AZ
17.0%
Other
20.7%



CA
37.0%
AZ
8.2%
NV
5.4%
Other
49.4%

## Highlights

- Deliberate, decade-long business transformation strategy
  - **Nearly 70% of GFC losses from Q4-09 to Q4-12 came from categories comprising 44% of portfolio at Q4-09, which today makes up <6% of loans**
    - Losses concentrated in Nevada and consumer lending during GFC
  - **Since year-end 2013, cumulative NCOs of $29mm vs total ACL of $357mm today**
    - No quarterly NCO >$8.2mm (13bps)
- Diverse mix of regionally-focused commercial banking divisions and nationally-oriented, specialized businesses
  - National reach and deep segment expertise enables selective relationships with strong counterparties, leading profitability and superior company risk management
  - Nevada loan concentration reduction: 40% to 5%
  - National lending diversification: 21% to 50%
  - CRE loan concentration reduction: 54% to 20%
- **53% of loans in low-to-no-loss categories today**

Western Alliance Bancorporation®

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